UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 24, 2026

Fidus Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-00861	27-5017321
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1603 Orrington Avenue, Suite 1005, Evanston, Illinois	60201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 847-859-3940

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FDUS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Results of Annual Meeting of Stockholders

On June 24, 2026, Fidus Investment Corporation (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”) at its offices located at 1603 Orrington Avenue, Suite 1005, Evanston, IL 60201. The common stockholders of the Company of record at the close of business on March 19, 2026 voted on two proposals at the Annual Meeting, both of which were approved. The final voting results from the Annual Meeting were as follows:

Proposal 1 — Election of Class III Directors

The following individuals, constituting all the nominees named in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 20, 2026 (the “Proxy Statement”), were elected as the Class III directors to serve until the 2029 annual meeting of stockholders or until their respective successor has been duly elected and qualified. The following votes were taken in connection with this proposal:

	FOR	WITHHELD
Raymond Anstiss, Jr.	16,551,832	2,505,225
Edward H. Ross	17,945,595	1,111,459

Proposal 2 — Approval to Sell or Otherwise Issue Shares of Common Stock Below Net Asset Value

A proposal to authorize the Company, subject to the approval of the Board of Directors of the Company, to sell or otherwise issue shares of its common stock during the next year at a price below the Company’s then current net asset value per share, subject to certain conditions as set forth in the Proxy Statement (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of its then outstanding common stock immediately prior to each such sale) was approved. The following votes were taken in connection with this proposal:

FOR	AGAINST	ABSTAIN
14,868,916	3,478,064	710,064

This proposal was also approved by the Company’s non-affiliated stockholders by a vote of 14,545,972 shares for, 3,478,064 shares against and 710,064 abstained. The number of votes cast in favor of this proposal represents a majority of outstanding voting securities of the Company, as defined under the Investment Company Act of 1940, as amended, and a majority of outstanding securities that are not held by affiliated persons of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2026	Fidus Investment Corporation

	By:	/s/ Shelby E. Sherard
Shelby E. Sherard
Chief Financial Officer,
Chief Compliance Officer and Secretary